Exhibit 10.1

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 14, 2022 (the “Execution Date”), between Ideanomics, Inc., a Nevada corporation (the “Company”), and the Buyers listed on the signatures pages hereto (collectively, the “Buyers” and each, a “Buyer”).

RECITALS

 A.       The Company and Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.        Buyers wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) Series B Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock” together with any Additional Preferred Stock (as defined below), if any, collectively, the “Purchase Shares”) convertible into shares of Common Stock (as defined below); and (ii) warrants, in the form attached hereto as Exhibit A (with any Additional Warrants (as defined below), collectively, the “Warrants”), to acquire up to the aggregate number of shares of Common Stock as set forth on the Buyer Schedules. “Conversion Shares” means all or a portion of the total number of shares of Common Stock issuable upon full conversion of the Preferred Stock. “Warrant Shares” means all or a portion of the total number of shares of Common Stock issuable upon full exercise of the Warrants.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows

1.	PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS.

(a) Preferred Stock and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to Buyers, and Buyers shall purchase from the Company on the applicable Closing Date (as defined below), such number of shares of Preferred Stock, along with Warrants to initially acquire up to such number of Warrant Shares as is set forth on the Buyer Schedules attached hereto as Exhibit B.

(b) Closing. Each closing (each, a “Closing”) of the purchase of the shares of Preferred Stock by the Buyer shall occur as contemplated by this Agreement. Subject to the conditions set forth in this Agreement and the termination provisions hereof, the first Closing hereunder (the “First Closing”) shall be held on the date hereof, at which the shares of Preferred Stock and Warrants set forth on the Buyer Schedule for the First Closing shall be purchased and sold. Subject to the conditions set forth in this Agreement and the termination provisions hereof, the second Closing hereunder (the “Second Closing”), and thereafter, the third Closing hereunder (the “Third Closing”) shall take place as soon as practicable, but no later than the fifth (5th) Business Day following the satisfaction or waiver of all of the relevant closing conditions set forth in Sections 6 and 7, as applicable (other than those to be satisfied at the Closing), or as otherwise mutually agreed by the Parties, at which the shares of Preferred Stock and Warrants set forth on the Buyer Schedule for the Second Closing and/or Third Closing shall be purchased and sold. The date on which each Closing actually occurs is referred to herein as a “Closing Date.”

(c) Purchase Amount. The purchase price for the Preferred Stock and the Warrants to be purchased by Buyer at the applicable Closing (each, a “Purchase Amount”) shall be paid at the Closing and in the amount as set forth on the Buyer Schedules. On each Closing Date, (i) Buyer shall pay the applicable Purchase Amount to the Company for the respective Securities to be issued and sold to Buyer at such Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall issue to Buyer the Purchase Shares (pursuant to which Buyer initially shall have the right to acquire up to the aggregate number of Conversion Shares as is set forth on the Buyer Schedules in respect of such Purchase Shares) and the Warrants (pursuant to which Buyer initially shall have the right to acquire up to the aggregate number of Warrant Shares as is set forth on the Buyer Schedules in respect of such Warrants) as set forth in the Buyer Schedules, in all cases, duly executed on behalf of the Company and registered in the name of Buyer or its designee, all as set forth on the Buyer Schedules.

(d)           Beneficial Ownership Limitation. The Company shall not issue and Buyer shall not accept any shares of Common Stock under the Transaction Documents, and Buyer shall not otherwise purchase shares of Common Stock or securities exercisable or exchangeable for or convertible into shares of Common Stock from any party, in the public market or otherwise, if such shares proposed to be sold or otherwise issued, or the shares of Common Stock proposed to be purchased or issuable upon exercise, exchange or conversion of the securities proposed to be purchased (after giving effect to any limitation on exercise, exchange or conversion therein), when aggregated with all other shares of Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) by Buyer and its affiliates, constitute more than the Maximum Percentage of the then issued and outstanding shares of Common Stock. The number of shares of Common Stock constituting the Maximum Percentage determination shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction. For the avoidance of doubt, any such shares of Common Stock that are determined at any time to cause Buyer’s beneficial ownership of shares of Common Stock to exceed the Maximum Percentage upon issuance shall be issued to Buyer at such later time to the extent such issuance would not cause Buyer’s beneficial ownership of shares of Common Stock to exceed the Maximum Percentage.

(e)           Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any Securities to the Buyer made under this Agreement or the other Transaction Documents (as defined below).

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to the Company, on behalf of itself, that:

(a)            Organization; Authority. Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)            No Public Sale or Distribution. Buyer (i) is acquiring, or will acquire, the Purchase Shares and Warrants, (ii) upon conversion of its Purchase Shares, will acquire the Conversion Shares issuable upon conversion thereof, and (iii) upon exercise of its Warrants, will acquire the Warrant Shares issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, by making the representations herein, Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws.

(c)            No Governmental Review. Buyer understands that No United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(d)            Validity; Enforcement. The execution and delivery of the Transaction Documents and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of Buyer and No further consent or authorization of Buyer or its members is required. Each Transaction Document has been duly executed by Buyer and when delivered in accordance with terms hereof and thereof, constitutes the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e)            No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

(f)            Experience of Buyer. Buyer has such knowledge, sophistication and experience in business and financial matter so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g)            Foreign Corrupt Practices. Neither Buyer, nor any of its subsidiaries or affiliates, nor to the knowledge of Buyer, any of its directors, officers, agents, employees, members or other Persons acting on behalf of Buyer or any its subsidiaries or affiliates has, in the course of its actions for, or on behalf of, Buyer or any of its subsidiaries or affiliates (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any foreign or domestic government official or employee.

(h)            Patriot Act Representations.

(i) Buyer represents that all evidence of identity provided is genuine and all related information furnished is accurate.

(ii) Buyer hereby acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of such efforts, Buyer hereby represents and agrees that: (1) No part of the funds used by Buyer to acquire the Securities have been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene federal, state, or international laws and regulations, including anti-money laundering laws and regulations; and (ii) No payment to the Company by Buyer shall cause the Company to be in violation of any applicable anti-money laundering laws and regulations including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Executive Order 13224 (2001) (the “Patriot Act”) issued by the President of the United States and the U.S. Department of the Treasury Office of Foreign Assets Control (“OFAC”) regulations.

(iii) Buyer represents and warrants that the amounts to be paid by Buyer to the Company will not be directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Buyer represents and warrants that, to the best of its knowledge, none of: (a) Buyer; (b) any person controlling or controlled by Buyer; or (c) any person having a beneficial interest in Buyer is (i) a country, territory, individual or entity named on a list maintained by OFAC, (ii) a person prohibited under the OFAC Programs, (iii) a senior foreign political figure1, or any immediate family2 member or close associate3 of a senior foreign political figure as such terms are defined in the footnotes below or (iv) a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. §5311 et seq.), as amended (the “Bank Secrecy Act”) and the regulations promulgated thereunder by the U.S. Department of the Treasury.

(iv) Buyer further represents and warrants that Buyer: (i) has conducted thorough due diligence with respect to all of its beneficial owners, (ii) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (iii) will retain evidence of any such identities, any such source of funds and any such due diligence.

(v) Neither Buyer nor any person directly or indirectly controlling, controlled by or under common control with Buyer is a person identified as a terrorist organization on any relevant lists maintained by governmental authorities.

(vi) Buyer agrees to provide the Company all information that may be reasonably requested to comply with applicable laws and regulations of any applicable jurisdiction, or to respond to requests for information concerning the identity of Buyer from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information. Buyer agrees to notify the Company promptly if there is any change with respect to the representations and warranties provided herein. Buyer consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of any information about Buyer or its constituents as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Buyer the matters set forth in this Section 3, as may be qualified by the corresponding section of the Company Disclosure Schedule. These representations and warranties, and the information set forth in the Company Disclosure Schedule, are current as of the date of this Agreement, except to the extent that a representation, warranty or section of the Company Disclosure Schedule expressly states that such representation or warranty, or information in such section of the Company Disclosure Schedule, is current only as of an earlier date. If any information is so reflected as of an earlier date, there have been No material changes since such date to the date hereof.

(a)            Organization and Qualification. Each of the Company and each of its subsidiaries are entities duly organized and validly existing and, except as provided on Section 3(a) of the Disclosure Schedule, in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. Except as provided on in the SEC Reports (as defined below), the Company has no material subsidiaries.

1 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

2 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

3 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(b)           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchase Shares and the issuance of the Warrants, subject to the Stockholder Approval (as defined below), and the reservation for issuance and issuance of the Conversion Shares upon conversion of the Purchase Shares, and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been (i) duly authorized by the Company’s board of directors and (ii) No further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body of the Company (other than receipt of the Stockholder Approval, the filing of the Certificate of Designation, and the filing of one or more Registration Statements and any other filings as may be required by any state or other securities agencies). This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c)            Issuance of Securities. The issuance of the Purchase Shares is duly authorized, and upon issuance in accordance with the terms of this Agreement, the Purchase Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof (other than pursuant to the securities laws), with the holders being entitled to all rights accorded to a holder of shares of Preferred Stock. The issuance of the Warrants pursuant to the Transaction Documents is duly authorized, and upon the due execution, issuance and delivery thereof against payment in full therefor in accordance with the terms of this Agreement, the Warrants will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms. Subject to the Stockholder Approval and filing of the Certificate of Designation, the issuance of the Conversion Shares is duly authorized, and upon issuance in accordance with the Purchase Shares, the Conversion Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof (other than pursuant to the securities laws), with the holders being entitled to all rights accorded to a holder of shares of Common Stock. The issuance of the Warrant Shares is duly authorized, and upon issuance in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof (other than pursuant to the securities laws), with the holders being entitled to all rights accorded to a holder of shares of Common Stock. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the sum of (i) 250% of the maximum number of Conversion Shares issuable upon conversion of the Purchase Shares (without taking into account any limitations on the conversion of the Purchase Shares set forth in the Amended and Restated Articles of Incorporation) and (ii) 250% of the maximum number of Warrant Shares issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth therein).

(d)           Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act. Upon issuance in accordance with the terms of this Agreement, Buyer will have good and marketable title to the Securities.

(e)            No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchase Shares, the Conversion Shares, the Warrants and the Warrant Shares and the reservation for issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the articles of incorporation of the Company (including, without limitation, any certificate of designation contained therein) or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws or operating agreements of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations by which the shares of Common Stock or any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(f)            Consents. Neither the Company nor any subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person (other than filing the Certificate of Designation, the receipt of the Stockholder Approval and the filing of one or more Registration Statements any other filings as may be required by any state securities agencies), in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the applicable Closing have been obtained or effected on or prior to the applicable Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents, other than filing the Certificate of Designation and the Stockholder Approval.

(g)           Acknowledgment Regarding Buyer’s Purchase of Securities. Buyer is not (i) an officer or director of the Company, (ii) an affiliate (as defined in Rule 405 of the Securities Act) of the Company (an “Affiliate”) or (iii) to the Company’s knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 of the Exchange Act) of more than 10% of the shares of Common Stock. The Company’s decision to enter into the Transaction Documents has been based on its and its representative’s independent evaluation of the transactions contemplated hereby and the Company has neither been induced by, nor has it relied upon, any representation, warranty, covenant or statement (written or oral), whether express or implied, made by Buyer except those that are expressly set forth in this Agreement. None of the Company, any of its Affiliates, or any Person acting on the behalf of the Company or any of its Affiliates, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. None of the Company, any of its Affiliates, or, to the knowledge of the Company, any Person acting on the behalf of the Company or any of its Affiliates has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, any of its Affiliates, or, to the knowledge of the Company, any Person acting on the behalf of the Company or any of its Affiliates will take any action or steps that would require registration of the issuance of any of the securities under the Securities Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h)           Placement Agent’s Fees. The Company shall be responsible for the payment of any of its placement agent’s fees, financial advisory fees, or brokers’ commissions, relating to or arising out of the transactions contemplated hereby.

(i)            SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(j)            Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares may increase in certain circumstances. The Company further acknowledges that, except to the extent an issuance would exceed the beneficial ownership limitation in Section 1(e) of this Agreement, its obligation to issue the Conversion Shares upon conversion of the Purchase Shares and the Warrant Shares upon exercise of the Warrants in accordance therewith and with this Agreement is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(k)           Absence of Certain Changes. Except as provided on Section 3(k) of the Disclosure Schedule, since September 2, , 2022, there has been No material adverse change and No material adverse development in the business, assets, liabilities, properties, operations (including results thereof), or condition (financial or otherwise) of the Company and its subsidiaries. Except as provided on Section 3(k) of the Disclosure Schedule, since September 2, 2022, neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up. Neither the Company nor any of its subsidiaries has any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below). The Company has not engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s remaining assets constitute unreasonably small capital.

(l)            No Undisclosed Events, Liabilities, Developments or Circumstances. Except as provided on Section 3(l) of the Disclosure Schedule, since September 2, 2022, No event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist with respect to the Company or any of its subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise) that would have a Material Adverse Effect on the Company.

(m)          Conduct of Business; Regulatory Permits. Neither the Company nor any of its subsidiaries is in violation of any term of or in default under its organizational documents including its certificate of incorporation, bylaws, certificate of formation, any other organizational charter, any certificate of designation, preferences or rights of any outstanding series of preferred stock of the Company or any of its subsidiaries, respectively. Neither the Company nor any of its subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its subsidiaries, and the Company will not conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(n)           Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries nor to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its subsidiaries (as applicable) has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(o)           Transactions With Affiliates. Except as provided in the SEC Reports, none of the officers, directors, employees or Affiliates of the Company is presently a party to any transaction with the Company (other than for ordinary course services as employees, officers or directors and immaterial transactions), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or Affiliate or, to the knowledge of the Company, any corporation, partnership, trust or other Person in which any such officer, director, employee or Affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(p)            Equity Capitalization. As of the date hereof, the authorized and issued capital stock of the Company is as set forth in the SEC Reports and Section 3.1(q) of the Disclosure Schedule. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. Except as provided in the SEC Reports and on Section 3(q) of the Disclosure Schedule, (i) to the Company’s knowledge, No Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein or in the Amended and Restated Articles of Incorporation without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws); (ii) the Company’s capital stock and the capital stock of its subsidiaries are not subject to preemptive rights or any other similar rights or any Liens; (iii) there are No outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional capital stock or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries, respectively (other than as may be issued from time to time under any equity incentive plan maintained); (iv) there are No outstanding debt securities, convertible notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound; (v) there are No financing statements securing obligations in any amounts filed in connection with the Company or any of its subsidiaries; (vi) there are No agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except as provided in Section 5(h) hereof); (vii) there are No outstanding securities or instruments of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are No contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (viii) there are No securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (ix) neither the Company nor any of its subsidiaries has stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has provided to Buyer a true, correct and complete copy of the Company’s charter as in effect on the date hereof, and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof.

(q)            Indebtedness and Other Contracts. Except as provided in the SEC Reports, each of the Company and its Subsidiaries (i) does not have any material outstanding Indebtedness, Indebtedness secured by any Lien on any assets of the Company or any of its Subsidiaries or other material debt obligations, (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is not in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iv) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. The Company has No current intention or expectation to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction

(r)            Absence of Litigation. Except as set forth in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, the shares of Common Stock or any of the Company’s or its subsidiaries’ executive officers or directors which would be reasonably likely to adversely affect the transactions contemplated by this Agreement. Except as disclosed in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its subsidiaries or any current or former director or officer of the Company or any of its subsidiaries.

(s)            Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. The Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(t)            Employee Relations. Neither the Company nor any of its subsidiaries is a party to any collective bargaining agreement nor does it employ any member of a union. No executive officer or other key employee of the Company or any of its subsidiaries has notified the Company or any such subsidiary that such officer intends to leave the Company or any such subsidiary or otherwise terminate such officer’s employment with the Company or any such subsidiary. To the knowledge of the Company, No executive officer or other key employee of the Company or any of its subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(u)           Title. The Company and its subsidiaries have good and marketable title to (i) all real property owned by it and (ii) all personal property, owned by them which is material to the business of the Company and its subsidiaries, in each case, free and clear of all Liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its subsidiaries. Any real property and facilities held under lease by the Company and any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its subsidiaries.

(v)            Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement, which could reasonably be expected to result in a Material Adverse Effect. The Company has No knowledge of any material infringement by the Company or any of its subsidiaries of Intellectual Property Rights of others. Except as disclosed in the SEC Reports, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its subsidiaries, being threatened, against the Company or any of its subsidiaries regarding their Intellectual Property Rights and which would reasonably be expected to have a Material Adverse Effect. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to materially affect the value of their respective Intellectual Property Rights.

(w)           Environmental Laws. The Company and its subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(x)            Subsidiary Rights. The Company or one of its subsidiaries has unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its subsidiaries as owned by the Company or such subsidiary.

(y)           Tax Status. Except as set forth on Section 3(z) of the Disclosure Schedule, each of the Company and its subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except in each case where the failure to file, pay or set aside could not be reasonably expected to have a Material Adverse Effect. Except as set forth on Section 3(z) of the Disclosure Schedule, there are No unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its subsidiaries know of No basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(z)            Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(aa)         No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(bb)        Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(cc)         Reserved.

(dd)        Fixtures and Equipment. Each of the Company and its subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns or has a valid leasehold interest in all of its Fixtures and Equipment free and clear of all Encumbrances except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(ee)         Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its executive officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its subsidiaries or any other business entity or enterprise with which the Company or any of its subsidiaries is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its subsidiaries.

(ff)          Money Laundering. The Company and its subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(gg)         Registration Rights. Except as provided in the SEC Reports and this Agreement, No holder of securities of the Company has rights to the registration of any securities of the Company because of the issuance of the Securities hereunder that could expose the Company to material liability or Buyer to any liability or that could impair the Company’s ability to consummate the issuance and sale of the Securities in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

(hh)         Disclosure. Each representation and warranty of the Company made herein is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company confirms that neither it nor any other Person acting on its behalf has provided Buyer or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents

4.	COVENANTS.

(a)           Certain Transactions. Each Buyer covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, will (i) execute any Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced nor (ii) from the date hereof until the Purchase Date, execute any Short Sales of the shares of Common Stock (provided that this provision shall not prohibit any sales made where a corresponding notice of conversion for the Purchased Shares is tendered to the Company and the shares received upon such conversion or exercise are used to close out such sale). Buyer covenants that all transactions it conducts in the shares of Common Stock of the Company shall be in compliance with applicable rules and regulation of the Commission. Buyer will comply with Regulation M under the Exchange Act, if applicable.

(b)           Fees. The Company shall be responsible for the payment of any transfer agent fees, DTC fees or broker’s commissions, relating to or arising out of the issuance and sale of the Securities by the Company as contemplated hereby. The Company shall pay, and hold Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to Buyer.

(c)           Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and Buyer effecting a pledge of Securities shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. At Buyer’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by Buyer provided that the Company shall be under No obligation to deliver any legal opinion required in connection therewith unless required by the Company’s transfer agent to be issued by the Company’s legal counsel.

(d)           Disclosure of Transactions and Other Material Information. The Company shall not, and the Company shall cause each of its officers, directors, employees and agents not to, provide Buyer with any material, non-public information regarding the Company from and after the Execution Date without the express prior written consent of Buyer. Subject to the foregoing, neither the Company nor Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (provided that Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of Buyer, the Company shall not (and shall cause each of its affiliates to not) disclose the name of Buyer in any filing (other than as required by applicable law or rules and regulations), announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that, from and after the Execution Date, and except as set forth in Section 4(l), Buyer shall not have (unless expressly agreed to by Buyer after the date hereof in a written definitive and binding agreement executed by the Company and Buyer), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any information regarding the Company or any of its subsidiaries (as applicable) that Buyer receives from the Company, any of its subsidiaries or any of its or its officers, directors, employees, stockholders or agents.

(e)            Reservation of Shares. As long as any of the Purchase Shares and Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, no less than 250% of the shares of Common Stock issuable upon conversion of the Purchase Shares (assuming the Purchase Shares are convertible in full and without regard to any limitations on the exercise of the Purchase Shares set forth in the Amended and Restated Articles of Incorporation) or exercise of the Warrants (assuming the Warrants are exercisable in full and without regard to any limitations on the exercise of the Warrants set forth therein). If the Company determines that there are not a sufficient number of shares of Common Stock authorized and reserved pursuant to this subsection (e), within ten (10) days of such determination, the Company shall with the Commission a preliminary proxy statement on Schedule 14A or information statement on schedule 14C, as applicable.

(f)            Conduct of Business. The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(g)           Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(h)           Corporate Existence. So long as Buyer owns any Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(i)            Due Diligence. In connection with any reasonable request by Buyer made in connection with the filing of a Registration Statement, or any amendment or supplement thereto, Buyer shall have the right, from time to time as Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours and subject to reasonable prior notice to the Company. The Company and its officers and employees shall provide information (“Confidential Information”) and reasonably cooperate with Buyer in connection with Buyer’s due diligence; provided, however, that at No time is the Company required or permitted to disclose material nonpublic information to Buyer or breach any obligation of confidentiality or non-disclosure to a third party or make any disclosure that could cause a waiver of attorney-client privilege. Except as may be required by law, court order or governmental authority, each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information of such other party for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. In the event a party is required by law, court order or governmental authority to disclose the Confidential Information of the other party, such party shall give the other party written notice of the information to be disclosed as far in advance of its disclosure as practicable and use its commercially reasonable efforts, and shall reasonably cooperate with the other party’s efforts, to obtain assurances that confidential treatment will be accorded such information. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party.

(j)            Company Lock-up. The Company, agrees that, without the prior written consent of the Buyers, it will not, for a period of ninety (90) days beginning upon the later of the Execution Date or the effective date of the last registration statement filed for the Buyer (the “Lock-Up Period”), offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, provided however that if the trading price of the Common Stock is at least 20% greater than the conversion price of the Preferred Stock, the Company shall have the right to utilize the SEPA agreed between Company and YA II PN in August of 2022 to sell up to 3% of the outstanding volume of the Common Stock. The restrictions contained in this section shall not apply to (i) the Conversion Shares and the Warrant Shares; issuances pursuant to acquisitions, joint ventures, license arrangements, leasing arrangements, equity incentives plans, consulting agreements, employment agreements, vendor payments to Osirius Group, and the like, or (ii) the exercise of preexisting rights.

(k)           Capital Changes. Prior to March 15, 2023, the Company shall not undertake a reverse stock split or reclassification of the Common Stock without the prior written consent of the Buyers holding a majority in interest of the Purchase Shares, and if the Company undertakes a reverse stock split or reclassification within 30 days of the Additional Investment Right, as described in 4(n) below, then the conversion price of the Additional Preferred Stock (as defined below) be adjusted to the closing price of the shares of Common Stock on the 5th trading day following such reverse stock split.

(l)            Application of Takeover Protections; Rights Agreement; Voting Commitment. The Company may, in its discretion, enter into or adopt an anti-takeover defense, “poison pill”, shareholder rights plan (including, without limitation, any distribution under a rights agreement), or any other device designed to prevent stockholders (including the Buyers) from acquiring shares (or additional shares) of capital stock and any warrants, options or other rights entitling the holder thereof to purchase or acquire any shares that could lead to a hostile take-over or other Fundamental Transaction which has not been approved by the Company’s incumbent Board of Directors. Furthermore, each Buyer agrees that at each election of directors of the Company (or each written consent in lieu thereof), whether annual or special and whether or not an adjourned or postponed meeting, each Buyer agrees to be present for such meeting for purposes of establishing a quorum, and vote (in person or by proxy), or consent (or cause to be voted or consented) to any action by any written consent or resolution with respect to Securities and any other equity interests of the Company beneficially owned by Buyer, to elect (or to execute such written consent consenting to the election of) directors that are proposed or nominated to the Board of Directors by the Company and to vote against any stockholder nominated candidate not endorsed by the Board.

(m)        Reserved

(n)       Additional Preferred Stock Purchases. In the event that the aggregate trading volume of the shares of Common Stock exceeds $120 million in the aggregate after the date of effectiveness of the registration statement filed hereunder, the price per share of the Common Stock is $0.20 or greater, and a Daily Trading Volume over the trailing 5 day period exceeds $1.5 million per day, and that the Company either (i) has received the requisite shareholder approval for the transactions contemplated pursuant to this paragraph (n) or (ii) has sufficient shares of Common Stock available based upon the reserve requirements under Nasdaq Listing Rules for the transactions contemplated pursuant to this paragraph (n), each Buyer shall purchase additional preferred stock from the Company, such number of shares having an aggregate purchase price equal to $20 million (the “Additional Preferred Stock”) on the same terms and conditions as applicable to the purchase of the Preferred Stock hereunder (the “Additional Preferred Stock Purchase”). Each Buyer shall provide written notice to the Company, which notice shall include the number of shares of the Additional Preferred Stock to be purchased by such Buyer, and the date on which such purchase and sale shall occur (“Additional Preferred Stock Closing”), which Additional Preferred Stock Closing shall occur within five (5) days following such notice by such Buyer, or such other date mutually agreed upon by the Buyer and Company. The terms and conditions of any Additional Preferred Stock Purchase shall be identical to the terms and conditions set forth in this Agreement applicable to the sale of the Preferred Stock. Further, upon each Additional Preferred Stock Purchase, Buyer shall receive a proportional amount of warrants identical to the terms and conditions set forth in this Agreement (the “Additional Warrants”) including without limitation each Additional Warrant will be in the form attached hereto as Exhibit A, provided that the Expiration Date (as defined in the Warrants) of the Additional Warrants shall be the fifth (5th) anniversary from the issuance date of such Additional Warrants. On or prior to any Additional Preferred Stock Closing(s), the Company and the Buyer shall, upon Buyer’s request, execute and deliver a new securities purchase agreement with respect to the Additional Preferred Stock Purchase(s) in the same form and substance as this Agreement.

(o)           Share Reserve. The shareholders of the Company shall approve item 7 regarding the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our shares of Common Stock, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) (the “Shareholder Approval”) contained in the Company’s proxy statement for the year to be held on November 16, 2022 no later than November 25, 2022 and Company will reserve its entire share capacity granted pursuant to the Shareholder Approval until all shares of Common Stock issuable pursuant to the Preferred Stock and the Warrants have been issued.

(p)       Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to Buyer promptly after filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to Buyer at the applicable Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide confirmation of any such action, if applicable, so taken to Buyer on or prior to such applicable Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to Buyer.

(q)       Reporting Period. Until the date on which the Buyer shall have sold all of the Securities acquired pursuant to the Transaction Documents (the “Reporting Period”), the Company shall file all reports required to be filed with the SEC pursuant to the Securities Act, and the Company shall not terminate its status as an issuer required to file reports under the Securities Act even if the Securities Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(r)       Financial Information. The Company agrees to send the following to Buyer during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8 K and any registration statements (other than on Form S 8) or amendments filed pursuant to the Securities Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(s)       Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Securities consisting of shares of Common Stock upon each trading market and national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (so that all such Securities consisting of shares of Common Stock may be traded on the foregoing, subject to official notice of issuance) (but in no event later than the First Closing) and shall maintain such listing or designation for quotation (as the case may be) of all Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock listing or designation for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (each, an “Eligible Market”). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the trading or listing of shares of Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)            Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Stock and Warrants in which the Company shall record the name and address of the Person in whose name the Preferred Stock Warrants have been issued (including the name and address of each transferee) reflecting the amount of the Preferred Stock and Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection by Buyer or its legal representatives.

(b)           Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent in a form acceptable to Buyer to credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by Buyer to the Company, and confirmed by the Company, upon the conversion of the Purchase Shares or the exercise of the Warrants (as the case may be). The Company represents and warrants that No instruction other than such irrevocable transfer agent instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144 or another exemption from registration, the transfer agent shall issue such shares to Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the irrevocable transfer agent instructions to the Company’s transfer agent on the applicable Closing Date. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c)       Legends. Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares and Warrant Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)       Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including the Registration Statement) covering the resale of such Securities is effective under the Securities Act (provided that Buyer provides the Company with any certificates from Buyer or its broker reasonably required by the Company’s transfer agent), (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company) or a registration statement, (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 without current public information being available and without volume and manner of sale limitations (provided that Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144, which shall not include an opinion of counsel, but which may include any certificates from Buyer or its broker reasonably required by the Company’s transfer agent), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that Buyer provides the Company with an opinion of counsel to Buyer from reputable counsel to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) Trading Days following either (x) the delivery by Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), or (y) the delivery by Buyer to the Company of a notice of exercise or conversion, in each case, together with any other deliveries from Buyer as may be required above in this Section 5(d), as directed by Buyer, credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system (the date by which such credit is so required to be made to the balance account of Buyer’s or Buyer’s nominee with DTC pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

(e)       Failure to Timely Deliver; Buy-In. If the Company fails to issue and credit (or cause to be credited) by the Required Delivery Date to the balance account of Buyer’s or Buyer’s nominee with DTC for such number of Securities so required to be delivered by the Company, then, in addition to all other remedies available to Buyer, at the sole discretion of Buyer, the Company shall:

(i)       pay in cash to Buyer on each Trading Day after the Required Delivery Date that the issuance or credit of such shares is not timely effected an amount equal to 1% of the product of (A) the number of shares of Common Stock not so delivered or credited (as the case may be) to Buyer or Buyer’s nominee multiplied by (B) the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding the Required Delivery Date; or

(ii)       if on or after the Required Delivery Date, Buyer (or any other Person in respect, or on behalf, of Buyer) purchases (in an open market transaction or otherwise) shares of Common Stock (“Replacement Shares”) to deliver in satisfaction of a sale by Buyer of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that Buyer so anticipated receiving from the Company without any restrictive legend, then, within five (5) Trading Days after Buyer’s request and in Buyer’s sole discretion, either (x) pay cash to Buyer in an amount equal to Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Replacement Shares (the “Buy-In Price”), at which point the Company’s obligation to credit Buyer’s balance account shall terminate and such shares shall be cancelled or (B) promptly honor its obligation to so deliver to credit Buyer’s DTC account representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) such number of shares of Common Stock that the Company was required to deliver to Buyer by the Required Delivery Date multiplied by (2) the lowest Closing Sale Price of the shares of Common Stock on any Trading Day during the period commencing on the date Buyer purchased Replacement Shares and ending on the date of such delivery and payment under this clause (ii).

(c)           Manner of Sale. Buyer agrees with the Company that Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5 is predicated upon the Company’s reliance upon this understanding

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Purchase Shares and the related Warrants to Buyer at the applicable Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing Buyer with prior written notice thereof:

(a)           Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(b)           Buyer shall have delivered to the Company the Purchase Amount for the Securities set forth in the Buyer Schedules being purchased by Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(c)           The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the applicable Closing Date.

7.	CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Buyer Schedules and Buyer shall not be obligated to purchase any Securities at a Closing unless each of the following conditions are satisfied, provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)            Reserved;

(b)           the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware and the Certificate of Designation shall be in full force and effect;

(c)           No event of default shall exist under any financial covenant of any contract to which the Company is a party;

(d)           The Company shall have duly executed and delivered to Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to Buyer the Warrants as is set forth on the applicable Buyer Schedules and the Company shall have complied in all respects with all obligations under this Agreement and the other Transaction Documents, including, without limitation, the Warrants;

(e)            at all times during the period beginning on the Purchase Date and ending on and including the Closing Date, the shares of Common Stock shall have been listed or quoted for trading on the Principal Market and shall not have been suspended from trading thereon and the Company shall not have been notified of any pending or threatened proceeding or other action to suspend the trading of the shares of Common Stock;

(f)            the Company has complied with its obligations and is otherwise not in breach of or in default under, this Agreement, or any other agreement executed between the parties, which has not been cured prior to delivery of the Buyer Schedules;

(g)           the issuance of the Securities will not violate any requirements of the Principal Market;

(h)           the Company shall have delivered irrevocable transfer agent instructions to the Company’s transfer agent (including any other documentation required by the transfer agent, such as a legal opinion) to credit Purchase Shares to the applicable balance accounts at DTC registered in the name of Buyer or its respective nominee(s). Notwithstanding the foregoing, the Company and its transfer agent shall be entitled to credit Purchase Shares to the applicable balance accounts at DTC, registered in the name of Buyer or its respective nominee(s) within five (5) business days after the Closing;

(i)            each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date. Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the applicable Closing Date, (i) to the foregoing effect, (ii) verifying the accuracy of Section 7(l) herein, and (iii) as to such other matters as may be reasonably requested by Buyer in the form reasonably acceptable to Buyer;

(j)            the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities;

(k)            no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents, and No actions, suits or proceedings shall be in progress or pending by any Person that seeks to enjoin, prohibit or otherwise adversely affect any of the transactions contemplated by the Transaction Documents;

(l)            since the date of execution of this Agreement, No event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect and the Company has not filed for nor is it subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company;

(m)          the Company shall have delivered to Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement reasonably required to consummate the transactions contemplated hereby;

(n)       The Registrable Securities shall be designated for quotation on the Principal Market and the shares of Common Stock shall not have been suspended, as of the applicable Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the applicable Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum maintenance requirements of the Principal Market; since January 1, 2021, the Company shall have timely complied (without regard to any extensions) with all filing and reporting obligations under the federal securities laws; and the Company shall be in compliance with all requirements in order to maintain quotation on the Principal Market (including reporting requirements under the 1934 Act);

(o)       The Company shall have delivered to Buyers information from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the applicable Closing Date immediately prior to the applicable Closing.

(p)       Prior to the Second Closing, that certain registration statement on Form S-1 (Registration No. 333-267547) (the “YA Registration Statement”) registering the sale of shares of Common Stock by YA II PN, LTD. shall have been declared effective under the Securities Act by the SEC and no stop order with respect thereto shall be pending or threatened by the SEC.

(q)       Prior to the Third Closing, the Initial Registration Statement (as defined in the Registration Rights Agreement) covering the sale of all of the Registrable Securities shall have been declared effective under the Securities Act by the SEC and no stop order with respect thereto shall be pending or threatened by the SEC. The Company shall have made all filings (including the Prospectus Supplement) under applicable federal and state securities laws necessary to consummate the sale of the Registrable Securities pursuant to the Registration Statement and in compliance with such laws.

8.	TERM AND TERMINATION.

(a) In the event that the First Closing shall not have occurred within ten (10) days after the date hereof, then Buyer shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date without liability of Buyer to any other party; provided, however, the right to terminate this Agreement under this Section 8 shall not be available to Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of Buyer’s breach of this Agreement. In the event that the Second Closing or Third Closing, as applicable, shall not have occurred by ten (10) days following the date on which the YA Registration Statement, in the case of the Second Closing, or the Registration Statement, in the case of the Third Closing, is declared effective by the SEC, then the Buyer shall have the right at the close of business on such date, or any date thereafter, to terminate the obligations hereunder of the parties to consummate the Second Closing or Third Closing, as applicable, without further liability of the parties to one another in respect thereof; provided, however, the right to terminate this Agreement under this Section 8 shall not be available to the Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Buyer’s breach of this Agreement or if the Buyer is otherwise in breach of this Agreement or any other Transaction Document. In the event that the Second Closing or Third Closing, as applicable, shall not have occurred by thirty (30) days following the date on which the the YA Registration Statement, in the case of the Second Closing, or the Registration Statement, in the case of the Third Closing, is declared effective by the SEC, then at the close of business on such date the parties’ obligations hereunder to consummate the Second Closing or Third Closing, as applicable, shall automatically terminate without further liability of the parties to one another in respect thereof. Notwithstanding anything to the contrary above, nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.	CERTAIN DEFINITIONS

(a)            Additional Investment Rights. “Additional Investment Rights” means the right of certain stockholders to purchase additional shares of Series B Preferred Stock and warrants pursuant to 4(n) of this Agreement.

(b)           Certificate of Designation. “Certificate of Designation” means that Certificate of Designation of Series B Preferred Stock to the Company’s Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit C.

(c)            Business Day. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(d)           Common Stock. “Common Stock” means the common stock, par value $0.001 per share, of the Company and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

(e)           Contingent Obligation. “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(f)            Convertible Securities. “Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock).

(g)            Daily Trading Volume. “Daily Trading Volume” means for any security the aggregate dollar value of all trades in such security on the principal securities exchange or trading market where such security is listed or traded for the entirety of a Trading Day as reported by Bloomberg (without regard to (i) pre-open or after-hours trading outside of any regular trading session for such Trading Day or (ii) block trades.

(i)            Environmental Laws. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(j)            Exchange Act. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)           Indebtedness. “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the purchase price of property or assets, including indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), other than trade payables entered into in the ordinary course of business, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, (E) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (F) all indebtedness referred to in clauses (A) through (E) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any material property or assets (including accounts and contract rights) owned by such Person, even though the Person has not assumed or become liable for the payment of such indebtedness, and (G) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (F) above.

(l)            Insolvent. “Insolvent” means the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined below).

(m)          Lien. “Lien” means any lien, mortgage, pledge, encumbrance, charge, security interest, adverse claim, liability, interest, charge, preference, priority, proxy, transfer restriction (other than restrictions under the Securities Act and state securities laws), encroachment, tax, order, community property interest, equitable interest, option, warrant, right of first refusal, easement, profit, license, servitude, right of way, covenant or zoning restriction.

(o)           Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its subsidiaries to perform any of its respective obligations under any of the Transaction Documents (as defined below).

(p)           Maximum Percentage. “Maximum Percentage” means 9.99%.

(q)           Person. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(r)            Principal Market. “Principal Market” means the New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market, whichever is the principal market on which the Common Stock is listed.

(s)           Purchase Amount. “Purchase Amount” means the total amount being paid by a Buyer on the Closing Date to purchase Securities.

(t) Registrable Securities. “Registrable Securities” means (i) the Purchase Shares, (ii) the Warrant Shares and (iii) any capital stock of the Company issued or issuable with respect to such Purchase Shares, the Warrant Shares, the Preferred Stock or the Warrants, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the Common Stock is converted or exchanged and shares of capital stock of a Successor Entity (as defined in the Warrants) into which the Common Stock are converted or exchanged, in each case, without regard to any limitations on exercise or exchange of the Warrants. As to any Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities are freely saleable under Rule 144 under the Securities Act without the requirement for current public information and without volume or manner of sale limitations.

(u) Registration Rights Agreement. “Registration Rights Agreement” means that certain Registration Rights Agreement, between the Company and the Purchaser, dated as of the date hereof, in the form attached hereto as Exhibit D.

(v) Registration Statement. “Registration Statement” has the meaning set forth in the Registration Rights Agreement.

(w) Restricted Period. “Restricted Period” means the period commencing on the Execution Date and ending on the earlier of (i) the date immediately following the six month anniversary after the Registration Statement has been declared effective by the SEC (provided that the Company has maintained an effective registration statement to cover the resale of Registrable Securities in accordance with the Registration Rights Agreement) and (ii) the 90th day after the Securities purchased hereunder are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.

(x) Securities. “Securities” means the Preferred Stock, the Purchase Shares, the Conversion Shares, the Warrants and the Warrant Shares.

(y) Subsidiary. “Subsidiary” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person; provided, that after the Execution Date, a Person (other than Subsidiaries as of the Subscription Date) shall not become a Subsidiary pursuant to clause (I) unless the Company, directly or indirectly, owns at least 10% of any of the outstanding capital stock or holds at least 10% of any equity or similar interest of such person.

(z)           Trading Day. “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Buyer or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(aa)            Transaction Documents. “Transaction Documents” means, collectively, this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agremeent and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

10.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Transaction Documents or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to Buyer or to enforce a judgment or other court ruling in favor of Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, its affiliates and Persons acting on its behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein. Except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Buyer. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or all holders of the Warrants (as the case may be). The Company has not, directly or indirectly, made any agreements with Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, No Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As a material inducement for Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that No due diligence or other investigation or inquiry conducted by Buyer, any of its advisors or any of its representatives shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient). The e-mail addresses for such communications shall be:

If to the Company:

Ideanomics, Inc.

1441 Broadway, Suite 5116

New York, NY 10018

Attention: General Counsel

Email: pwhittendoolin@ideanomics.com

With a copy (for informational purposes only) to:

Venable LLP

1290 Avenue of the Americas, 20th Floor

New York, NY 10104

Attn: Bill Haddad

If to Buyer:

See signature pages attached hereto

or to such other e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and its successors and assigns, including, as contemplated below, any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including, without limitation, by way of a Fundamental Transaction (as defined in the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants).

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and its permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 10(k).

(i) Survival. The representations, warranties, agreements and covenants shall survive the Closing. Buyer shall be responsible only for its representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect Buyers and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents or (c) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company, but other than by an affiliate of Buyer) or which otherwise involves such Indemnitee that arises out of or results from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure properly made by Buyer pursuant to Section 4(e), or (iv) the status of Buyer or holder of the Securities either as an Buyer in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), unless such action is based primarily upon a breach of Buyer’s representations, warranties, or covenants under the Transaction Documents, or any agreements or understandings Buyer may have with any such third party, or any violations by Buyer of state or federal securities laws or any conduct by Buyer which constitutes fraud, gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii) Promptly after receipt by an Indemnitee under this Section 10(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 10(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 10(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 10(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(iv) Notwithstanding any provision in this Agreement or any other Transaction Documents, the aggregate indemnification obligations of the Company pursuant to this Section 10(k) shall not exceed 100% of the aggregate Purchase Price actually paid by the Buyer.

(v) The sole and exclusive remedies for any breach of any representation, warranty, covenant or agreement hereunder shall be the indemnification provided by this Section 10(k), and Buyer expressly waives any other rights or remedies it may have; provided however, that equitable relief, including remedies of specific performance and injunction, shall be available with respect to any matter where money damages would not be sufficient to compensate Buyer or to preserve the rights of Buyer pending resolution of a dispute, and this Section 10(k) shall not relieve the Company from liability for willful misconduct, gross negligence, bad faith, fraud or willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and No rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock dividends, stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(m) Remedies. Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security, to the extent permitted by law), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to Buyer. The Company therefore agrees that Buyer shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Exercise of Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then Buyer may continue to exercise it other rights, elections, demands and options hereunder and under any other Transaction Document from time to time as if such original right, election, demand or option had not been exercised without prejudice to its future actions and rights and remedies.

(o) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to Buyer hereunder or pursuant to any of the other Transaction Documents or Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[signature pages follow]

IN WITNESS WHEREOF, Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:
Ideanomics, Inc.

By:	/s/ Alfred Poor
Name:	Alfred Poor
Title:	CEO

[Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

By:	/s/ Terren Peizer
Name:	Terren Peizer
Title:	Managing Member

Address:

Email:

Phone:

[Signature page to Securities Purchase Agreement]

EXHIBIT A

FORM OF WARRANT

Attached

Warrant

Ideanomics, Inc.

Warrant To Purchase Common Stock

Date of Issuance: November 14, 2022 (“Issuance Date”)

Ideanomics, Inc., a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Acuitas Capital, LLC, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 5,000,000 (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to purchase shares of Common Stock of the Company (the “SPA Warrants”) issued to Holder pursuant to that certain Securities Purchase Agreement dated November 14, 2022 by and between the Company and the Holder (the “Securities Purchase Agreement”).

1.            EXERCISE OF WARRANT.

(a)            Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (in respect of such specific exercise, the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate and issuance of a new Warrant certificate evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the second (2n d) Trading Day following the date on which the Company has received such Exercise Notice (the “Required Delivery Date”), the Company shall (i) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program (which the Company shall cause the Transfer Agent to do at Holder’s request) and provided the legends would be eligible to be removed from such shares of Common Stock pursuant to Section 5(d) of the Securities Purchase Agreement, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/ Withdrawal at Custodian system, or (ii) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program or the legends would not be eligible to be removed from such shares of Common Stock pursuant to Section 5(d) of the Securities Purchase Agreement, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant is greater than the number of Warrant Shares being acquired upon an exercise, then, at the request of the Holder and upon surrender hereof by the Holder at the principal office of the Company, the Company shall as soon as practicable and in No event later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b)            Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.2867, subject to adjustment as provided herein.

(c)            Company’s Failure to Timely Deliver Securities. If the Company fails to issue and deliver (or cause to be delivered) to the Holder by the Required Delivery Date a certificate representing the Warrant Shares that is free from all restrictive and other legends or credit the balance account of Holder or Holder’s nominee with DTC for such number of Warrant Shares so delivered to the Company, then, in addition to all other remedies available to Holder, at the sole discretion of Holder, the Company shall:

(i)            pay in cash to Holder on each Trading Day after the Required Delivery Date that the issuance or credit of such Warrant Shares is not timely effected an amount equal to 1 % of the product of (A) the number of shares of Common Stock not so delivered or credited (as the case may be) to Holder or Holder’s nominee multiplied by (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Required Delivery Date; or

(ii)            if on or after the Required Delivery Date, Holder (or any other Person in respect, or on behalf, of Holder) purchases (in an open market transaction or otherwise) shares of Common Stock (“Replacement Shares”) to deliver in satisfaction of a sale by Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that Holder so anticipated receiving from the Company without any restrictive legend, then, within five (5) Trading Days after Holder’s request and in Holder’s sole discretion, either (A) pay cash to Holder in an amount equal to Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Replacement Shares (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit Holder’s balance account shall terminate and such shares shall be cancelled, or (B) promptly honor its obligation to so deliver to Holder a certificate or certificates or credit Holder’s DTC account representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) such number of shares of Common Stock that the Company was required to deliver to Holder by the Required Delivery Date multiplied by (2) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date Holder purchased Replacement Shares and ending on the date of such delivery and payment under this clause (ii).

To the extent permitted by law, the Company’s obligations to issue and deliver the Common Stock upon exercise of the Warrant in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of the Common Stock. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Common Stock issuable upon exercise of this Warrant as required pursuant to the terms hereof.

(d)            Cashless Exercise. Notwithstanding anything contained herein to the contrary (other than Section 1(f) below) at any time the Holder may in its sole discretion (and without limiting the Holder’s rights and remedies contained herein or in any of the other Transaction Documents (as defined in the Securities Purchase Agreement)), exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) / C

For purposes of the foregoing formulas:

A=     The total number of shares with respect to which this Warrant is then being exercised.

B=     The Black Scholes Value (as defined in Section 16 herein).

C=     The lower of the two Closing Bid Prices of the Common Stock in the two days prior the time of such exercise (as such Closing Bid Price is defined in Section 16 herein), but in any event not less than $0.01(as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in Section 2(a) herein).

(e)            Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof (including, without limitation, the Net Number), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed, provided that following such issuance to Holder such dispute shall be resolved in accordance with Section 13.

(f)            Limitations on Exercises and Exchanges. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable or exchangeable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding after giving effect to the issuance of Common Stock issuable upon exercise of the Warrants calculated in accordance with Section 13(d) of the Exchange Act (the “Maximum Percentage”). To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable or exchangeable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable or exchangeable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise or exchange this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability or exchangeability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise or exchange of convertible or exercisable or exchangeable securities into shares of Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.

(g)            Reservation of Shares; Insufficient Authorized Shares. The Company shall initially reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock equal to 250% of the maximum number of Warrant Shares issuable to satisfy the Company's obligations to issue shares of Common Stock hereunder, and the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock equal to 250% of the maximum number of Warrant Shares issuable to satisfy the Company’s obligation to issue shares of Common Stock hereunder.

(h)            Activity Restrictions. Reserved.

2.            ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a)            Stock Dividends and Splits. Without limiting any provision of Section 4, if the Company, at any time on or after the date of the Securities Purchase Agreement, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b)            Adjustment Upon Issuance of Common Stock. If, during the Restricted Period (as defined in the Securities Purchase Agreement), the Company effects an Subsequent Financing (as defined in the Securities Purchase Agreement), or in accordance with this Section 2 is deemed to have effected an Subsequent Financing, any Common Stock (including the issuance or sale of Common Stock owned or held by or for the account of the Company) issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced (and in No event increased) to the price per share as determined in accordance with the following formula:

EP2 = EP1 x (A + B) / (A + C)

For purposes of the foregoing formula:

A=     The total number of Warrant Shares with respect to which this Warrant may be exercised.

B=     The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.

C=     The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.

EP1= The Exercise Price in effect immediately prior to a Dilutive Issuance.

EP2= The Exercise Price immediately after such Dilutive Issuance; provided, however, that such price shall in No event be less than $0.01 per share of Common Stock (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in Section 2(a) herein, the “Floor Price”);

provided, that if such issuance or sale (or deemed issuance or sale) was without consideration, then the Company shall be deemed to have received the Floor Price for each such share so issued or deemed to be issued. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and consideration per share under this Section 2(b)), the following shall be applicable:

(i)            Issuance of Options. If, during the Restricted Period, the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (A) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option minus (B) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)            Issuance of Convertible Securities. If, during the Restricted Period, the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (A) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security minus (B) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(b), except as contemplated below, No further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(iii)            Change in Option Price or Rate of Conversion. If, during the Restricted Period, the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv)            Calculation of Consideration Received. If, during the Restricted Period, any Option or Convertible Security is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (A) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Value – Consideration thereof and (B) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (1) the aggregate consideration received by the Company, minus (2) the Black Scholes Value – Consideration of each such Option or Convertible Security (as applicable). If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)            Record Date. If, during the Restricted Period, the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(c)            Reserved.

(d)            Reserved.

(e)           Other Events. In the event that the Company shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that No such adjustment pursuant to this Section 2(e) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

3.            RIGHTS UPON DISTRIBUTION OF ASSETS. In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, indebtedness, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction, other than a distribution of Common Stock covered by Section 2(a)) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, provision shall be made so that upon exercise of this Warrant, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if No such record is taken, the date as of which the record holders of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

4.            PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)            Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if No such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

(b)            Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents related to this Warrant in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder, including agreements confirming the obligations of the Successor Entity as set forth in this paragraph (b) and (c) and elsewhere in this Warrant and an obligation to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Notwithstanding the foregoing, at the election of the Holder upon exercise of this Warrant following a Fundamental Transaction, the Successor Entity shall deliver to the Holder, in lieu of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of common stock (or its equivalent) of the Successor Entity (including its Parent Entity), or other securities, cash, assets or other property, which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction; provided, however, that such amount of reserved shares of Common Stock shall be limited by the Maximum Percentage of Common Stock as set forth in Section 1(f).

(c)            Black Scholes Value – FT. Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (i) the public disclosure of any Fundamental Transaction, (ii) the consummation of any Fundamental Transaction and (iii) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction, the Company or the Successor Entity, at the election of the Holder, shall purchase this Warrant from the Holder on the date of the consummation of such Fundamental Transaction by paying to the Holder cash in an amount equal to the Black Scholes Value – FT.

(d)            Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied as if this Warrant (and any such subsequent warrants issued hereunder) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5.            NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding; provided, however, that such amount of reserved Common Stock shall be limited by the Maximum Percentage of Common Stock as set forth in Section 1(f).

6.            WARRANT HOLDER NOT DEEMED A SHAREHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

7.            REISSUANCE OF WARRANTS.

(a)            Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provide to the Company an opinion of counsel selected by the Holder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act.

(b)            Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)            Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, No warrants for fractional share of Common Stock shall be given.

(d)            Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.            NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 10(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) as soon as practicable upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities, indebtedness, or other property pro rata to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information (to the extent it constitutes, or contains, material, non-public information regarding the Company shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9.            AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of any other similar warrant issued under the Securities Purchase Agreement. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10.           SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11.          GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.            CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13.            DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price, the Closing Bid Price, the Bid Price or fair market value or the arithmetic calculation of the Warrant Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if No notice gave rise to such dispute, at any time after the Holder or the Company (as the case may be) learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price, the Closing Bid Price, the Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed arithmetic calculation of the Warrant Shares, the disputed determination of the Exercise Price, the Closing Sale Price, the Closing Bid Price, the Bid Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder, with the consent of the Company (which may not be unreasonably withheld, conditioned or delayed), or (b) if acceptable to the Holder, the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results No later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error. The fees and expenses of such investment bank or accountant shall be borne by the parties in the same proportion as the respective amounts by which the investment bank’s or accountant’s determination differs from such party’s calculation.

14.            REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be No characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

15.            TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

16.            CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)            “Bid Price” means, for any security as of the particular time of determination, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if No bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(b)            “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable Cashless Exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of five (5) years (regardless of the actual remaining term of the Warrant).

(c)            “Black Scholes Value – Consideration” means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be) and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 3 65 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

(d)            “Black Scholes Value – FT” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (A) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the earliest to occur of (1) the public disclosure of the applicable Fundamental Transaction, (2) the consummation of the applicable Fundamental Transaction and (3) the date on which the Holder first became aware of the applicable Fundamental Transaction and ending on the Trading Day of the Holder’s request pursuant to Section 4(c) and (B) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (A) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c) and (B) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 4(c) if such request is prior to the date of the consummation of the applicable Fundamental Transaction and (iv) an expected volatility equal to the greater of 135% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which the Holder first became aware of the applicable Fundamental Transaction.

(e)            “Bloomberg” means Bloomberg, L.P.

(f)            “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(g)            “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and the last closing trade price, respectively, for such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(h)            “Common Stock” means the common stock, par value $0.001 per share, of the Company and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

(i)            “Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock)..

(j)            “Eligible Market” means the New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

(k)           “Expiration Date” means the date that is November 14, 2027 or, if such date falls on a day other than a Business Day or on which trading does not take place on the principal securities exchange or trading market where the Common Stock is listed (a “Holiday”), the next date that is not a Holiday.

(l)            “Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving entity) any other Person unless the shareholders of the Company immediately prior to such consolidation or merger continue to hold more than 50% of the outstanding shares of Voting Stock after such consolidation or merger, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets to any other Person, in connection with which the Company is dissolved, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(m)          “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(n)           “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(o)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(p)           “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(q)           “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(r)            “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(s)            “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if No dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the three highest closing bid prices and the three lowest closing ask prices of all of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

Ideanomics, Inc.

By:
Name: Alfred Poor
Title: CEO

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

Ideanomics, Inc.

The undersigned holder hereby exercises the right to purchase _______________ shares of the Common Stock (“Warrant Shares”) of Ideanomics, Inc., a Nevada corporation (the “Company”), evidenced by Warrant to Purchase Common Stock No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.            Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

_______________	a “Cash Exercise” with respect to _____________ Warrant Shares; and/or
_______________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares, the Holder represents and warrants that ___________ Common Stock are to be delivered pursuant to such Cashless Exercise, as further specified in Annex A to this Exercise Notice.

2.            Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares, the Holder shall pay the Aggregate Exercise Price in the sum of $_______________ to the Company in accordance with the terms of the Warrant.

3.            Delivery of Warrant Shares and Net Number of Common Stock. The Company shall deliver to Holder, or its designee or agent as specified below, ____________ Common Stock in respect of the exercise contemplated hereby. Delivery shall be made to Holder, or for its benefit, to the following address:

_______________________________

_______________________________

_______________________________

_______________________________

Date:     _____________________ __, ______

________________________________

Name of Registered Holder

By:
Name:
Title:

Account Number:___________________________________________________

(if electronic book entry transfer) Transaction Code Number:

Transaction Code Number:____________________________________________

(if electronic book entry transfer)

ANNEX A TO EXERCISE NOTICE

CASHLESS EXERCISE EXCHANGE CALCULATION

TO BE FILLED IN BY THE REGISTERED HOLDER TO EXCHANGE THE
WARRANT TO PURCHASE COMMON STOCK IN A CASHLESS EXERCISE
PURSUANT TO SECTION 1(d) OF THE WARRANT

Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

[ ] Net Number = (A x B)/C =     shares of Common Stock

For purposes of the foregoing formula:

A= the total number of shares with respect to which the Warrant is then being exercised = _____________________.

B= Black Scholes Value (as defined in Section 16 of the Warrant) = _____________________.

C= the Closing Bid Price of the Common Stock as of one (1) or two (2) Trading Days prior to the time of such exercise (as such Closing Bid Price is defined in Section 16 of the Warrant) = _____________________.

Date:     _____________________ __, ______

________________________________

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs _____________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ___________, 20__, from the Company and acknowledged and agreed to by __________________.

Ideanomics, Inc.

By:
Name:
Title:

EXHIBIT B

BUYER SCHEDULES

EXHIBIT C

FORM OF CERTIFICATE OF DESIGNATION

Attached

Ideanomics, Inc.,

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 78.1955 OF THE NEVADA REVISED STATUTES

The undersigned, Alfred Poor, hereby certifies that:

1.            He is the President and Chief Executive Officer of Ideanomics, Inc., a Nevada corporation (the "Corporation").

2.            The Corporation is authorized to issue 50,000,000 shares of preferred stock of which 7,000,000 shares of Series A preferred stock are currently outstanding. No shares of Series B preferred stock are outstanding.

3.            The following resolutions were duly adopted by the board of directors of the Corporation (the "Board of Directors") as required by Section 78.1955 of the Nevada Revised Statutes:

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 50,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a new series of the preferred stock, which shall consist of up to 40,000,000 shares of the preferred stock which the Corporation has the authority to issue.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a new series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the number of shares so designated shall consist of 40,000,000 shares, having a par value of $0.001 per share, which shall not be subject to increase without the written consent of all of the holders of the Series B Preferred Stock (each, a "Holder" and collectively, the "Holders").

Section 2. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

"Beneficial Ownership Limitation" shall have the meaning set forth in Section 6(d).

"Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Certificate of Incorporation" means the Articles of Incorporation of the Corporation filed with the Secretary of State of the State of Nevada on October 19, 2004, as the same may thereafter be amended from time to time.

"Closing" means the closing of the purchase and sale of the Securities pursuant to Securities Purchase Agreement, dated as of the date hereof, between the Company and the Buyer .

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means the Corporation's common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"GAAP" means United States generally accepted accounting principles.

"Holder" shall have the meaning given such term in Section 1.

"Liquidation" shall have the meaning set forth in Section 5.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission that may at any time permit the Holder(s) to sell securities of the Company to the public without registration.

"Securities" means the Series B Preferred Stock and the Underlying Shares.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Series B Conversion Price" shall have the meaning set forth in Section 6(a).

"Series B Original Issue Price" shall have the meaning set forth in Section 4(a).

"Trading Day" means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

"Transfer Agent" means Transfer Online, Inc., the current transfer agent of the Corporation, with a mailing address of 512 SE Salmon Sto., Portland, OR 97214, email carolyn@transferonline.com, and any successor transfer agent of the Corporation.

"Underlying Shares" means the shares of Common Stock issued and issuable upon conversion of the Series B Preferred Stock.

Section 3. Dividends.

(a)            From and after the date of issuance of any share of the Series B Preferred Stock, a cumulative dividend shall accrue, whether or not declared by the board of directors of this Corporation and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 8.0% per annum on the sum of the Series B Original Issue Price (as defined below) plus all unpaid accrued and accumulated dividends thereon. All accrued dividends on any share of the Series B Preferred Stock shall be paid in cash only when, as and if declared by the Board out of funds legally available therefor or upon a liquidation or redemption of the Series B Preferred Stock in accordance with the provisions of this Certificate of Designation (a); provided, that to the extent not paid on the fifth (5th) calendar day after the last day of each month (each such date, a "Series B Dividend Payment Date"), all accrued dividends on any share of the Series B Preferred Stock shall accumulate and compound on the applicable Series B Dividend Payment Date whether or not declared by the board of directors of this Corporation and shall remain accumulated, compounding dividends until paid pursuant hereto or converted pursuant to this Certificate of Designation. All accrued and accumulated dividends on the shares of the Series B Preferred Stock as accrued pursuant to this Certificate of Designation (a) shall be prior and in preference to any dividend on any other series of preferred stock or the Common Stock and (b) shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any other series of preferred stock or the Common Stock, other than to declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock. This Corporation may elect to pay dividends for any month with a paid-in-kind election ("PIK") if (i) the issuance of the shares of Common Stock issuable further to the PIK has been registered pursuant to the Securities Act and such registration remains effective, (ii) this Corporation is then in compliance with all listing requirements of the Nasdaq Capital Market and (iii) the average daily trading dollar volume of this Corporation’s Common Stock for ten (10) trading days in any period of twenty (20) consecutive trading days on the Nasdaq Capital Market is greater than One Million Five Hundred Thousand Dollars ($1,500,000).

(b)            Any dividends or distributions, other than dividends or distributions accruing or paid on shares of the Series B Preferred Stock pursuant to this Certificate of Designation, shall be distributed among all holders of Common Stock and preferred stock in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of preferred stock were converted to Common Stock at the then effective conversion rate without regard to any limitations on the conversion of the preferred stock contained in the Certificate of Incorporation.

Section 4. Liquidation Preference.

(a)            In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of the proceeds of such Liquidation Event (the "Proceeds") to the holders of the other series of preferred stock or the Common Stock by reason of their ownership thereof, an amount per share equal to the Series B Original Price (as defined below), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (a). For purposes of this Certificate of Designation, "Series B Original Issue Price" shall mean per share for each share of the Series B Preferred Stock the lowest of (i) $0.273, (ii) the closing price on the Trading Day immediately preceding the date on which the registration statement of the Company registering for resale the shares underlying the Series B Preferred Stock is declared effective by the Securities & Exchange Commission (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock) or (iii) if the registration statement of the Company registering for resale the shares underlying the Series B Preferred Stock is not declared effective by the Securities & Exchange Commission, the closing price on the Trading Day immediately preceding the date on which resales of such shares may be made pursuant to Rule 144.

Upon the completion of the distribution required by this subsection (a), any remaining Proceeds available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata, based on the number of shares of Common Stock held by each (assuming full conversion of all preferred stock).

(b)            Notwithstanding the above, for purposes of determining the amount each holder of shares of Series B Preferred Stock is entitled to receive with respect to a Liquidation Event, each such holder of shares of such Series B Preferred Stock shall be deemed to have converted (regardless of whether such holder actually converted) such holder's shares of Common Stock immediately prior to the Liquidation Event (without regard to any limitations on the conversion of the Series B Preferred Stock contained in the Certificate of Incorporation or this Certificate of Designation) if, as a result of an actual conversion, such holder would receive, in the aggregate, an amount greater than the amount that would be distributed to such holder if such holder did not convert such series of Series B Preferred Stock into shares of Common Stock. If any such holder shall be deemed to have converted shares of Series B Preferred Stock into Common Stock pursuant to this paragraph, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Series B Preferred Stock that have not converted (or have not been deemed to have converted) into shares of Common Stock.

(c)            (i) For purposes of this Section 4, a "Liquidation Event" shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of this Corporation's assets, (B) the consummation of the merger or consolidation of this Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of this Corporation immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the capital stock of this Corporation or the surviving or acquiring entity), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this Corporation's Securities), of this Corporation's Securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of this Corporation, (D) failure of the Corporation to receive shareholder approval of item 7 regarding the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our shares of Common Stock, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) contained in the Company’s proxy statement for the year to be held on November 16, 2022 no later than November 25, 2022, (E) failure of the Corporation to keep a registration statement continuously effective under the Securities Act pursuant to the terms of the Registration Rights Agreement or to maintain the DTC eligibility of the securities underlying the Series B Preferred Stock and warrants or (F) a liquidation, dissolution or winding up of this Corporation; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of this Corporation's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held this Corporation's Securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series B Preferred Stock in a financing transaction shall not be deemed a "Liquidation Event." The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of each outstanding class or series of preferred stock.

(ii) In any Liquidation Event, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors of this Corporation. Any securities shall be valued as follows:

(A)          Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1)            If traded on a securities exchange or through the Nasdaq, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) trading day period ending three (3) trading days prior to the closing;

(2)            If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) trading day period ending three (3) trading days prior to the closing; and

(3)            If there is No active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors of this Corporation and the holders of at least a majority of the voting power of outstanding Series B Preferred Stock.

(B)          The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by this Corporation and the holders of at least a majority of the voting power of outstanding Series B Preferred Stock.

(C)          The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superseded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.

(iii) In the event the requirements of this Section 4 are not complied with, this Corporation shall forthwith either:

(A)          cause such closing to be postponed until such time as the requirements of this Section 4 have been complied with; or

(B)          cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series B Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 4(e)(iv) hereof.

C-6

(iv)            This Corporation shall give each holder of record of Series B Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 4, and this Corporation shall thereafter give such holders prompt notice of any changes. The transaction shall in No event take place sooner than twenty (20) days after this Corporation has given the first notice provided for herein or sooner than ten (10) days after this Corporation has given notice of any changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series B Preferred Stock that (i) are entitled to such notice rights or similar notice rights and (ii) represent at least a majority of the voting power of all then outstanding shares of Series B Preferred Stock. The holders of the outstanding Series B Preferred Stock can waive the notice requirements described in this subsection (iv) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding.

Section 5. Reserved.

Section 6. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a)            Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the Series B Conversion Price (the "Conversion Rate"), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial "Series B Conversion Price" shall be the Series B Original Issue Price; provided, however, that the Series B Conversion Price shall be subject to adjustment as set forth in this Section 6. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into one (1) fully paid and nonassessable share of Common Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock).

(b)       Reserve.

(c)            Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to voluntarily convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act the conversion may, at the option of any holder tendering Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is in connection with Automatic Conversion provisions of subsection 6(b)(ii) above, such conversion shall be deemed to have been made on the conversion date described in the stockholder consent approving such conversion, and the persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock as of such date.

(d)            Limitations on Conversion. Notwithstanding anything to the contrary contained in this Certificate of Designation, the Series B Preferred Stock shall not be convertible by a holder to the extent (but only to the extent) that the holder or any of its Affiliates would beneficially own in excess of 9.99% (the "Maximum Percentage") of the Common Stock. To the extent the above limitation applies, the determination of whether the holder's Series B Preferred Stock shall be convertible (vis-a-vis other convertible securities owned by the holder or any of its Affiliates) and of which such securities shall be convertible (as among all such securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Corporation for conversion. No prior inability to convert the Series B Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to any successor holder of the Series B Preferred Stock. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Corporation may not amend or waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the holder, the Corporation shall within one (1) Business Day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion of convertible securities into Common Stock, including, without limitation, pursuant to this Certificate of Designation or securities issued pursuant to this Certificate of Designation. By written notice to the Corporation, any holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Corporation, and (ii) any such increase or decrease will apply only to such holder sending such notice and not to any other holder.

(e)            Conversion Price Adjustments of Series B Preferred Stock for Certain Dilutive Issuances, Splits and Combinations. The Series B Conversion Price shall be subject to adjustment from time to time as follows:

(i)            (A)           If this Corporation shall issue, on or after the date upon which this Certificate of Designation is accepted for filing by the Secretary of State of the State of Delaware (the "Filing Date"), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Series B Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Series B Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the Series B Conversion Price by a fraction, the numerator of which shall be (1) the number of shares of Common Stock Outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at the then-existing Series B Conversion Price; and the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this subsection 6(e)(i)(A), the term "Common Stock Outstanding" shall mean and include the following: (1) outstanding Common Stock, (2) Common Stock issuable upon conversion of outstanding preferred stock (without regard to any limitations on the conversion of the preferred stock contained in this Certificate of Designation), (3) Common Stock issuable upon exercise of outstanding stock options, and (4) Common Stock issuable upon exercise (and, in the case of warrants to purchase preferred stock, conversion) of outstanding warrants. Shares described in (1) through (4) above shall be included whether vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.

(B)            No adjustment of the Series B Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), No adjustment of such Conversion Price pursuant to subsection 6(e)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)            In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)            In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors, irrespective of any accounting treatment.

(E)            In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 6(e)(i) and subsection 6(e)(ii):

(1)            The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 6(e)(i)(C) and (e)(i)(D)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2)            The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments), any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 6(e)(i)(C) and (e)(i)(D)).

(3)            In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof; the Series B Conversion Price to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but No further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)            Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series B Conversion Price to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)            The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 6(e)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 6(e)(i)(E)(3) or (4).

(ii)            "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 6(e)(i)(E)) by this Corporation on or after the Filing Date other than:

(A)            Common Stock issued pursuant to a transaction described in subsection 4(e) hereof;

(B)            Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by this Corporation's Board of Directors, provided, however, that the total number of shares exempt pursuant to this sub-section shall not exceed 10% of the Corporation's total number of shares of Common Stock issued and outstanding on a fully diluted basis at such time of issuance;

(C)            Common Stock issued pursuant to a Qualified Public Offering;

(D)            Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date;

(E)            Common Stock issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

(F)            Common Stock issued or deemed issued pursuant to subsection 6(e)(i)(E) as a result of a decrease in the Conversion Price of any series of preferred stock resulting from the operation of this subsection 6(e);

(G)            Common Stock issued or deemed issued in connection with bank debt, equipment leases or similar credit facilities, provided such issuances are for other than primarily equity financing purposes and approved by the Board of Directors; or

(H)            Common Stock issued upon conversion of the Series B Preferred Stock.

(iii)            In the event this Corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock without a corresponding split or subdivision of the Series B Preferred Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if No record date is fixed), the Conversion Price of the Series B Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 6(e)(i)(E).

(iv)            If the number of shares of Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Common Stock, without a corresponding decrease of the Series B Preferred Stock then, following the record date of such combination, the Series B Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(f)            Other Distributions. In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 6(e)(iii), then, in each such case for the purpose of this subsection 6(f), the holders of the Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution without regard to any limitations on the conversion of the Series B Preferred Stock contained in this Certificate of Designation.

(g)            Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 6) the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock the number of shares of stock or other securities or property of this Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of the Series B Preferred Stock after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Series B Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(h)            No Fractional Shares and Certificate as to Adjustments.

(i)            No fractional shares shall be issued upon the conversion of any share or shares of the Series B Preferred Stock and the aggregate number of shares of Common Stock to be issued to particular stockholders, shall either, at the Corporation's option, be rounded (A) up to the nest whole share or (b) down to the nearest whole share and the Corporation shall pay in cash the fair value of any fractional shares as of the time when entitled to receive such fractions are determined, provided, however, that the Corporation may not round down if the nearest whole share is less than one (1).

(ii)            Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section 6, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series B Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series B Preferred Stock.

(i)            Notices of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, this Corporation shall mail to each holder of Series B Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, and the amount and character of such dividend or distribution.

(j)            Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock (without regard to any limitations on the conversion of the Series B Preferred Stock contained in this Certificate of Designation); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series B Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment of the Certificate of Incorporation.

(k)            Notices. Any notice required by the provisions of this Section 6 to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder's address appearing on the books of this Corporation.

(l)            Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Series B Conversion Price may be waived, either prospectively or retroactively or in a particular instance, by the consent or vote of all holders of the outstanding shares of Series B Preferred Stock (with regard to the Series B Conversion Price). Any such waiver shall bind all future holders of shares of Series B Preferred Stock.

7. Voting Rights. The holder of each share of Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series B Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the bylaws of this Corporation, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

8. Protective Provisions.

(a)            This Corporation shall not consummate a Liquidation Event without first obtaining the approval (by vote or written consent, as provided by law) of the holders of each of a majority of the then outstanding shares of Series B Preferred Stock, voting separately;

(b)            This Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of each of a majority of the then outstanding shares of Series B Preferred Stock, voting separately:

(i)            authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over or parity with the Series B Preferred Stock with respect to dividends, liquidation, redemption or voting;

(ii)            amend the Certificate of Incorporation or the Corporation's bylaws to adversely affect the rights, preferences and privileges of the Series B Preferred Stock;

(iii)            enter into, or consummate the merger or consolidation of this Corporation with or into another entity, other than any transaction previously publicly disclosed by the Company or

(iv)            voluntarily dissolve, liquidate or wind up the affairs of the Corporation or voluntarily petition for bankruptcy or assignment for the benefit of creditors.

9. Status of Converted Stock. In the event any shares of Series B Preferred Stock shall be converted pursuant to Section 6 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation. The Certificate of Incorporation of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation's authorized capital stock.

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

Attached

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 14, 2022, between Ideanomics, Inc., a company incorporated in Nevada (the “Company”) and the investors signatory hereto (collectively, the “Buyer”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Buyer (the “Purchase Agreement”).

The Company and the Buyer hereby agrees as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 4(d).

“Commission” means the Securities and Exchange Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement required to be filed hereunder, December 29, 2022 and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is No longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Deadline falls on a day that is not a Trading Day, then the Effectiveness Deadline shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” means, (i) with respect to the Initial Registration Statement, December 7, 2022, and (ii) with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Losses” shall have the meaning set forth in Section 6(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all of the Conversion Shares then issued and issuable upon conversion in full of the Preferred Stock (assuming on such date the Preferred Stock are converted in full without regard to any conversion limitations therein), (b) all Warrant Shares then issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (c) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions relating to the Preferred Stock or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Preferred Stock or limitations on exercise set forth in the Warrants), and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been sold in accordance with Rule 144 and the Company has delivered certificates representing such securities that No longer bear a legend and/or for which the Transfer Agent has not instituted a stop order restricting further transfer, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise or conversion of which, or as a dividend upon which, such securities were issued or are issuable, were at No time held by any Affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission providing for offering securities on a continuous or delayed basis.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 4(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

2. Required Registration.

(a) The Company shall prepare and, as soon as practicable, but in No event later than the Filing Deadline, file with the Commission a Registration Statement covering the resale of all of the Registrable Securities (the “Initial Registration Statement”); provided that the Initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to 250% of the sum of (i) the maximum number of shares of Common Stock issuable upon conversion of the Preferred Stock at the initial conversion price thereof and (ii) the maximum number of shares of Common Stock issuable upon exercise of the Warrant (the “Initial Required Registration Amount”). Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least a Majority in Interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall cause each Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event No later than the applicable Effectiveness Deadline, and shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement No longer constitute Registrable Securities or (ii) the two year anniversary of the date of this Agreement (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall promptly notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holders within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-3 or other appropriate form; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding the obligations of the Company under this Section 2(b), the provisions of Section 2(d) shall apply with respect to the payment of the Liquidated Damages.

(c) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise (i) directed in writing by a Holder as to its Registrable Securities, or (ii) directed by the Commission as to the limitations or restrictions that it would require, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a.	First, the Company shall reduce or eliminate any securities to be included by any Person other than a Holder;

b.	Second, the Company shall reduce or eliminate Registrable Securities contemplated by clause (c) of the definition of Registrable Securities (applied, in the case that only some such Registrable Securities may be registered, to the Holders on a pro rata basis based on the total number of such unregistered Registrable Securities held by such Holders); and

c.	Third, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that only some such Registrable Securities may be registered, to the Holders on a pro rata basis based on the total number of such unregistered Registrable Securities held by such Holders); and

d.	Fourth, the Company shall reduce Registrable Securities represented by Conversion Shares (applied, in the case that some Conversion Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Conversion Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, or determines to file an additional Registration Statement, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, as a result of any cutback of Registrable Securities of the Holders or any Registrable Securities not included in the Initial Registration Statement. In any additional Registration Statement filed because of a cutback in the number of Registrable Securities included in the Initial Registration Statement, all holders of shares of Common Stock included in such additional Registration Statement shall be subject to any additional cutbacks that may be required by the Commission on a pro rata basis.

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Deadline, or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) a Registration Statement registering for resale all of the Initial Required Registration Amount is not declared effective by the Commission by the Effectiveness Deadline of the Initial Registration Statement, or (iv) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iii), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iv) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of (1)  1.50% multiplied by (2) the aggregate purchase price actually paid by such Holder pursuant to the Purchase Agreement for all Registrable Securities that are then not covered by a Registration Statement that is then effective and available for use by such Holder (the “Liquidated Damages”).

The parties agree that the maximum aggregate Liquidated Damages payable to a Holder under this Agreement shall be 18% of the aggregate amount actually paid by such Holder pursuant to the Purchase Agreement with respect to any Registrable Securities. The Liquidated Damages shall accrue pursuant to the terms hereof on a daily pro rata basis for any portion of a month prior to the cure of an Event. Further, amounts payable as Liquidated Damages to each Holder hereunder with respect to each share of Registrable Securities shall cease when the Buyer No longer holds such shares of Registrable Securities. No Event shall be deemed to occur or continue if such Registration Event is caused by delays which are solely attributable to (i) the failure of a Holder to timely advise the Company of any information regarding such Holder for inclusion in the Registration Statement, but any such failure shall apply only to that particular Holder, or (ii) the resolution of comments from the Commission pertaining to the Holders.

For the purposes of clarity, it is hereby agreed that Liquidated Damages shall not accrue during, and none shall be due as a result of, any period not to exceed (i) ten (10) consecutive days or (ii) fifteen (15) days in total during any twelve month period (such periods, an “Allowed Delay”) during which the Prospectus included in any Registration Statement contemplated by this Registration Rights Agreement is suspended or otherwise unavailable.

(e) If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, if at all, during the Effectiveness Period; provided that the Company shall only be required to maintain the effectiveness of the Registration Statement then in effect until the earlier of (A) such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission or (B) the expiration of the Effectiveness Period.

3. Company Obligations. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Deadline, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement has been filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, in each case, after the such Registration Statement has been declared effective, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in No event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the Company has given notice pursuant to Section 3(d).

(g) The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder.

(h) Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j) Upon the occurrence of any event contemplated by clause (v) or (vi) of Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(k) Comply with all applicable rules and regulations of the Commission.

(l) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to the Company.

4. Obligations of the Holders.

(a) Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than ten (10) days prior to the Filing Deadline or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with Section 3(a). Each Holder shall furnish in writing to the Company such additional information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, and shall execute such documents in connection with such registration, as shall be reasonably required to effect the registration of such Registrable Securities. A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement, and No Event shall be deemed to occur and or continue solely as a result of the failure to include the Registrable Securities of such Holder in the Registration Statement, if such Holder fails to furnish to the Company a fully completed Selling Stockholder Questionnaire at least two (2) Business Days prior to the Filing Deadline.

(b) Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Each Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay or (ii) the happening of an event pursuant to Section 3(d)(iii) – (vi) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

5. Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the shares of Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In No event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of shares of Common Stock), investment advisors and employees of the Company, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents, investment advisors and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein (it being understood that such information shall only consist of the name of the Holder, the number of offered shares (excluding percentages), the address and other information with respect to the Holder and the information included on Annex A hereto, each only to the extent which such information appears in an effective Registration Statement or any Prospectus) or (B) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 4(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 7(e).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (i) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through No fault of the Company or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus (it being understood that such information shall only consist of the name of the Holder, the number of offered shares (excluding percentages), the address and other information with respect to the Holder and the information included on Annex A hereto, each only to the extent which such information appears in an effective Registration Statement or any Prospectus), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 4(d). In No event shall the liability of any selling Holder under this Section 6(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, except in the case of fraud or willful misconduct by such Holder.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of No more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) calendar days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), No Holder shall be required to contribute pursuant to this Section 6(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Prohibition on Filing Other Registration Statements. The Company shall not, other than as provided in the Purchase Agreement, file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 7(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement and shall not prohibit the Company from filing a registration statement on Form S-3 or other available form for a primary offering by the Company, provided that the Company makes No offering of securities pursuant to such registration statement prior to the effective date of the Registration Statement required hereunder that includes all of the Registrable Securities.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 51% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security). If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 7(c). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(f) Prior Registration Rights. Each Holder of Registrable Securities hereby acknowledges that the Company has previously entered into agreements granting registration rights with respect to currently outstanding shares of convertible preferred stock and other ordinary share purchase warrants, which have not yet been satisfied and that the holders of such other securities may elect to include such shares of Common Stock issuable upon conversion or exercise of such securities in the Registration Statement(s) required to be filed hereunder. However, if, in the opinion of counsel for the Holder, the inclusion of such shares by other holders of the Company could reasonably be prohibited by the Commission pursuant to Rule 415 and/or related SEC Guidance, the Company will, upon the reasonable request by the Holder, request such holder to refrain from including such person’s registrable securities in the Registration Statement(s) filed pursuant to this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in No way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(o) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and No Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and No action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Ideanomics, Inc.

By:
	Name:	Alfred Poor
	Title:	CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS]

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or quoted or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales;

●	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) or any other exemption from registration, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction, a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to the Buyer at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act). In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is No underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the Company’s shares of Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the Company’s shares of Common Stock by the Selling Stockholders or any other person.

Annex B

Ideanomics, Inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of shares of Common Stock (the “Registrable Securities”) of Ideanomics, Inc., a company incorporated in Nevada (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement. The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

	(a)	Full Legal Name of Selling Stockholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Address:

Telephone:

Email:

Fax:

Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes    ☐        No    ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes    ☐ No    ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes    ☐ No    ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had No agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes    ☐ No    ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Please state the number of securities of the Company beneficially owned by the Selling Stockholder, regardless of the time acquired or the source from which derived.
(a)	Number of shares of Common Stock beneficially owned:

(b)	Number of shares of Common Stock beneficially owned to be registered pursuant to the Registration Statement (if not the same as 4(a) above):

“Beneficial ownership” of a security means a person’s ability, directly or indirectly through any contract, arrangement, understanding, relationship or otherwise, to exercise alone or together with others:

●	voting power, which includes the power to vote, or to direct the voting of, a security; or

●	investment power, which includes the power to dispose, or to direct the disposition, of a security.

This term also includes having the right to acquire beneficial ownership of a security within 60 days, including any right to acquire the security through the exercise of any option, warrant or right, through the conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

The above definition of beneficial ownership is very broad and may include, for example, securities held in the name of another person, such as any relative living in your home, custodians, brokers, or pledgees for your account, or any partnership, trust estate or closely-held corporation in which you have an interest or are an officer or director. You are also the beneficial owner of securities if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of such securities or preventing the vesting of such beneficial ownership.

5. Voting and Investment Power (to be completed only if the Selling Stockholder is not a natural person):

(a)	Please name each person or persons who have voting or investment power over the shares of Common Stock beneficially owned by the Selling Stockholder. As described in Question 4 above, please note that for purposes of answering this Question 5:

(1)	Voting power includes the power to vote, or to direct the voting of, such security; and

(2)	Investment power includes the power to dispose, or to direct the disposition, of such security.

(b)	For each person named above in this Question 5, please state the number of shares of Common Stock beneficially owned by the Selling Stockholder in which that person has sole voting power, shared voting power, sole investment power and/or shared investment power.

Beneficial Ownership	Number of Shares
Total number of shares as to which the person has sole voting power
Total number of shares as to which the person has shared voting power
Total number of shares as to which the person has sole investment power
Total number of shares as to which the person has shared investment power

If necessary, use the blank page attached hereto as Exhibit B.

(c)	Do you have any reason to believe that the ownership of the shares of Common Stock of the registered holder identified in response to Question 1 above should be aggregated with the ownership of any other registered holder of the shares of Common Stock, for purposes of describing the beneficial ownership of those shares of Common Stock in the Registration Statement? Ownership could be aggregated where there is a relationship that, as a factual matter, confers on a person a significant ability to affect how voting power or investment power over the shares will be exercised.

☐ Yes ☐ No

If “yes,” please explain below:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:________________________		Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[                  ]